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                                                                  EXHIBIT 10.6.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment No. 1") is entered into as of the 5th day of May, 2000 by and between DeCrane Aircraft Holdings, Inc., a Delaware corporation (the "Company") and R. Jack DeCrane (the "Executive").

         WHEREAS, the parties hereto have entered into that certain Employment Agreement, dated as of July 17, 1998 (the "Employment Agreement"), pursuant to which the Company agreed to employ the Executive, and the Executive agreed to accept such employment, under certain terms and conditions set forth therein.

         WHEREAS, the parties have agreed to amend the Employment Agreement to alter certain of the provisions therein.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. AMENDMENT TO SECTION 1. Section 1 shall hereby be deleted in its entirety and replaced with the following:

         "TERM OF AGREEMENT. Except as otherwise provided herein, the term of this Agreement shall commence effective July 1, 1998, shall continue through June 30, 2001, and shall automatically extend for additional one year periods unless terminated by either party giving the other party notice of termination prior to April 1 of the year prior to the year in which the agreement would otherwise terminate (the "Term")."

2. AMENDMENT TO SECTION 2. The following sentence shall be added immediately after the first sentence of Section 2:

         "The Executive shall report directly and exclusively to the Board of Directors of the Company."

3. AMENDMENT TO SECTION 3. The following language shall be added immediately following "1993 Share Incentive Plan" in the first sentence of
Section 3(C):

         "and the Incentive Compensation Plan approved by the Board of Directors of the Company in December, 1999"

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4.       FULL FORCE AND EFFECT. Except as expressly set forth in this Amendment
No. 1, the Employment Agreement shall remain unchanged and in full force and effect.

5. GOVERNING LAW. This Amendment No. 1 is to be governed by and construed in accordance with the laws of the State of California.

6. HEADINGS. The subject headings of the sections and subsections of this Amendment No. 1 are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

7. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

8. ENTIRE AGREEMENT. This Amendment No. 1 and the Employment Agreement constitute the entire agreement between the parties hereto with respect to the transactions contemplated herein, and supersede all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Amendment No. 1 and the Employment Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date set forth above.

                                          DECRANE AIRCRAFT HOLDINGS, INC.,
                                          a Delaware corporation
                                          "Company"


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Its:
                                               ---------------------------------


                                          "Executive"


                                          /s/ R. JACK DECRANE
                                          --------------------------------------
                                          R. Jack DeCrane